Miller/Howard High Income Equity Fund
Supplement dated March 29, 2019 to the Statement of Additional Information (“SAI”)
dated February 28, 2019, as amended

Effective March 29, 2019, the Board of Trustees of the Miller/Howard High Income Equity Fund (the “Fund”) has elected Catherine M. Johnston to serve as Secretary of the Fund, replacing Dana C. Troxell, Jr. who resigned as Secretary of the Fund.

Accordingly, the Trustees and Officers table starting on page 7 of the SAI is supplemented with the following information to replace the information regarding the Trust’s Secretary:

Name, Address and Age	Position(s) held with the Fund	Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Directorships Held by Officer During the Last Five Years
Catherine M. Johnston P.O. Box 549, Woodstock, NY 12498 (born May 1983)	Secretary	Since March 2019	Fund Administrator, Miller/Howard Investments Inc. (since 2018); Portfolio Specialist, Miller/Howard Investments Inc. (Since 2016); Product Analyst, AllianceBernstein (2006-2016)	N/A	N/A

This supplement should be retained with your SAI for future reference.